                            LSA VARIABLE SERIES TRUST

LSA VALUE EQUITY FUND                      LSA MID CAP VALUE FUND
LSA BASIC VALUE FUND                       LSA DIVERSIFIED MID-CAP FUND
LSA BLUE CHIP FUND                         LSA AGGRESSIVE GROWTH FUND
LSA EQUITY GROWTH FUND                     LSA EMERGING GROWTH EQUITY FUND
LSA CAPITAL APPRECIATION FUND              LSA BALANCED FUND
LSA CAPITAL GROWTH FUND

                                3100 Sanders Road
                           Northbrook, Illinois 60062

                                                               February 13, 2004

Dear Contract Owner:

     Enclosed is a combined Proxy Statement/Prospectus for each fund of the LSA Variable Series Trust (the "Trust") in which your variable annuity contract or variable life insurance policy holds an interest as of January 12, 2004. The combined Proxy Statement/Prospectus contains an important proposal for you to consider. You are eligible to provide voting instructions on how to vote on this proposal because shares of one or more of the funds were beneficially held through your variable annuity contract or variable life insurance policy on January 12, 2004.

     The Board of Trustees of the Trust determined that action should be taken with regard to the Trust due to the likelihood of discontinued subsidies of expenses by the sponsor. In light of the small asset size of the Trust funds and the likelihood of discontinued subsidies of expenses, the Board of Trustees believes that on a long-term basis the Trust may not continue to be a competitive investment option. The various funds of the Trust have not been able to reach critical asset size or economies of scale, particularly if the seed capital deposited by the sponsor were to be withdrawn. After reviewing the prospects for growth in asset size, the Board determined that the best course of action was to reorganize each Trust fund into another fund with similar investment objectives and policies.

     Under the proposed reorganizations, if approved by the shareholders, shares of each Trust fund will be exchanged for an equal value of shares of the acquiring fund, which will result in your holding beneficially through your variable contract shares of the acquiring fund. Under the terms of the proposed reorganization you will not pay any costs associated with effecting the reorganizations.

     Although we are disappointed that the Trust funds have not grown sufficiently in size to allow them to continue to be competitive long-term investment vehicles, we believe that contract owners will be well served by the proposed reorganizations, which will allow them to continue their variable contracts with similar underlying investment vehicles.

     The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares are held through your contract. After you review the enclosed materials, we ask that you provide voting instructions FOR the proposed reorganization. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today. You can also communicate voting instructions by telephone or by the Internet.

     Thank you for your continued support.

                                                    Sincerely,

                                                    John R. Hunter
                                                    President

                              LSA BASIC VALUE FUND

                              QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT!

     WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS, HERE IS A BRIEF OVERVIEW OF THE PROPOSAL, WHICH WILL REQUIRE YOUR VOTE.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON MARCH 26, 2004?

A. The Board of Trustees of the LSA Variable Series Trust has called a special meeting of the LSA Basic Value Fund at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into the AIM V.I. Basic Value Fund, a series of AIM Variable Insurance Funds. LSA Asset Management LLC ("LSAAM"), the manager of your Fund, has recommended this Reorganization based upon its determination that the Trust may not continue to be a competitive long-term investment option for variable products issued by Allstate Life Insurance Company and its affiliated insurance companies. Although LSAAM has subsidized the Trust's expenses since inception, the Fund has yet to reach critical asset size and LSAAM anticipates the subsidies of the Trust's expenses will be discontinued when the current expense limitation agreement expires on April 30, 2004. As a result, LSAAM recommended the reorganization of each series of the LSA Variable Series Trust with a comparable fund that will be offered as an underlying investment option for variable annuity contracts or variable life insurance policies issued by Allstate Life Insurance Company or its affiliated insurance companies.

     Following the Reorganization, your assets will be managed in accordance with the investment objectives, policies and strategies of the AIM V.I. Basic Value Fund, and the LSA Basic Value Fund will be terminated. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed reorganization and for a more complete description of the AIM V.I. Basic Value Fund.

Q.   WHY DID THE BOARD OF TRUSTEES APPROVE THE REORGANIZATION?

A. The Board of Trustees unanimously approved the Reorganization for a number of reasons. Based upon the LSA Basic Value Fund's small size and its sales projections, the Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from LSAAM. As a result, the Board concluded that the LSA Basic Value Fund may not be a competitive investment vehicle on a long-term basis. The Board, in considering the various options available to the Fund, concluded that a reorganization into the AIM V.I. Basic Value Fund was in the best interests of the Fund and its shareholders.

     The Board recommends that you vote FOR the Reorganization.

Q. HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE LSA BASIC VALUE FUND AND THE AIM V.I. BASIC VALUE FUND COMPARE?

A. The LSA Basic Value Fund and the AIM V.I. Basic Value Fund are both managed as pattern products after the retail AIM Basic Value Fund. This means that your Fund is managed by the same management team using the same investment style as the AIM V.I. Basic Value Fund. As a result, the LSA Basic Value Fund and the AIM V.I. Basic Value Fund have substantially similar investment objectives and policies and generally hold the same securities. In addition, the portfolio managers will not change as a result of the Reorganization.

Q. WHAT ARE THE ADVANTAGES FOR CONTRACT OWNERS WITH A BENEFICIAL INTEREST IN THE LSA BASIC VALUE FUND?

A. Combining the two funds will benefit contract owners by allowing them to continue their investment in a fund with a substantially similar investment program and portfolio of securities. In addition, the AIM V.I. Basic Value Fund has a lower total expense ratio than the LSA Basic Value Fund's total expense ratio, even after subsidies by LSAAM.

Q.   WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. If approved by shareholders of record at the March 26, 2004 shareholder meeting, the Reorganization is expected to take effect on or about April 30, 2004.

Q.   WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN THE FUND?

A. There will be no change in value. Upon approval and completion of the Reorganization, shares of the LSA Basic Value Fund will be exchanged for Series I shares of the AIM V.I. Basic Value Fund based upon a specified exchange ratio determined by the respective net asset values of the funds' shares. Your contract will be credited with Series I shares of the AIM V.I. Basic Value Fund whose aggregate value at the time of issuance will equal the aggregate value of the LSA Basic Value Fund shares held under your contract on that date.

Q. WILL THE FUND HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A. No. All expenses associated with the Reorganization will be paid directly or indirectly by LSAAM or the investment adviser of the AIM V.I. Basic Value Fund or one of their affiliates.

Q.   WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. No. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

Q.   CAN I REALLOCATE MY ACCOUNT BALANCE BEFORE THE REORGANIZATION TAKES PLACE?

A. Yes. You may transfer your account balance out of the LSA Basic Value Fund and into any other investment option made available by your variable insurance product. However, if you transfer your account balance into another series of the Trust, you should be aware that the other LSA Fund will also be subject to reorganization.

Q.   AFTER THE REORGANIZATION, CAN I TRANSFER MY ACCOUNT BALANCE TO ANOTHER
     OPTION?

A. Yes. In accordance with applicable rules under your contract, you may transfer your account balance then held in the AIM V.I. Basic Value Fund into any other investment option made available by your variable insurance product.

Q.   HOW DO I VOTE?

A. You can provide voting instructions for shares beneficially held through your variable annuity contract or variable life insurance policy by mail using the enclosed voting instruction form or in person at the special meeting. You can also communicate voting instructions by telephone or by the Internet.

Q.   WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If shareholders do not approve the Reorganization, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the LSA Basic Value Fund and its shareholders.

                              LSA BASIC VALUE FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 2004

     Notice is hereby given that a Special Meeting of Shareholders of the LSA Basic Value Fund, a series of the LSA Variable Series Trust (the "Trust"), will be held at 3100 Sanders Road, Northbrook, Illinois 60062, on March 26, 2004 at 10:00 a.m. Central time, for the purposes of considering the proposal set forth below. The proposal, if approved, will result in the transfer of all assets and stated liabilities of the LSA Basic Value Fund to the AIM V.I. Basic Value Fund, a series of AIM Variable Insurance Funds, in return for Series I shares of the AIM V.I. Basic Value Fund (the "Reorganization"). The LSA Basic Value Fund will then be terminated as soon as reasonably practicable thereafter.

Proposal:    To approve an Agreement and Plan of Reorganization (attached hereto as Exhibit A) providing for the transfer of all assets and stated liabilities of the LSA Basic Value Fund in exchange for Series I shares of the AIM V.I. Basic Value Fund, and the shares so received will be distributed to shareholders of the LSA Basic Value Fund.

     Shareholders of record of the LSA Basic Value Fund as of the close of business on January 12, 2004 are entitled to notice of, and to vote at, this meeting, or any adjournment of this meeting. Contract owners may provide voting instructions on how to vote shares held through their variable annuity contract or variable life insurance policy at the meeting or any adjournment of the meeting.

     CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING VOTING INSTRUCTION FORM. YOU MAY EXECUTE THE VOTING INSTRUCTION FORM USING THE METHODS DESCRIBED THEREIN. VOTING INSTRUCTIONS MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED VOTING INSTRUCTION FORM OR BY ATTENDING THE MEETING AND PROVIDING VOTING INSTRUCTIONS IN PERSON.

                                            By Order of the Board of Trustees


                                            John R. Hunter
                                            President
                                            LSA Variable Series Trust
February 13, 2004

                           PROXY STATEMENT/PROSPECTUS

                             DATED JANUARY 29, 2004

               RELATING TO THE ACQUISITION OF LSA BASIC VALUE FUND
                      A SERIES OF LSA VARIABLE SERIES TRUST
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-6461

                    BY AND IN EXCHANGE FOR SERIES I SHARES OF
                            AIM V.I. BASIC VALUE FUND
                    A SERIES OF AIM VARIABLE INSURANCE FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                                  713-626-1919

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the LSA Variable Series Trust (the "Trust") for the purpose of the Special Meeting of Shareholders (the "Meeting") of the LSA Basic Value Fund, to be held on Friday, March 26, 2004 at 10:00 a.m. Central time, at 3100 Sanders Road, Northbrook, Illinois 60062. At the Meeting, shareholders of the LSA Basic Value Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Plan"), that will result in the transfer of all assets and stated liabilities of the LSA Basic Value Fund to the AIM V.I. Basic Value Fund (each, a "Fund" and collectively, the "Funds"), a series of AIM Variable Insurance Funds ("AVIF"), in return for Series I shares of the AIM V.I. Basic Value Fund (the "Reorganization"). The LSA Basic Value Fund will then be terminated as soon as reasonably practicable thereafter.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the LSA Basic Value Fund or a variable annuity or variable life insurance contract owner should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 29, 2004, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the LSA Basic Value Fund and the AIM V.I. Basic Value Fund, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to AVIF, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or by calling toll-free 1-800-410-4246.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The LSA Basic Value Fund is available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of the LSA Basic Value Fund. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Therefore, this Proxy Statement/Prospectus is provided to contract owners entitled to give voting instructions regarding the LSA Basic Value Fund. This Proxy Statement/Prospectus, the Notice of

Special Meeting and the voting instruction form are expected to be sent to contract owners on or about February 13, 2004.

     The Reorganization Plan provides that the LSA Basic Value Fund will transfer all assets and stated liabilities to the AIM V.I. Basic Value Fund in exchange for Series I shares of the AIM V.I. Basic Value Fund, in an amount equal in value to the aggregate net assets of the LSA Basic Value Fund. These transfers are expected to occur on or about April 30, 2004 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time").

     As soon as practicable after the transfer of the LSA Basic Value Fund's assets and stated liabilities, the LSA Basic Value Fund will make a liquidating distribution to its shareholders of the AIM V.I. Basic Value Fund's shares received, so that a holder of shares in the LSA Basic Value Fund at the Effective Time of the Reorganization will receive a number of Series I shares of the AIM V.I. Basic Value Fund with the same aggregate value as the shareholder had in the LSA Basic Value Fund at the Effective Time. On the Closing Date, shareholders of the LSA Basic Value Fund will become shareholders of the AIM V.I. Basic Value Fund. The LSA Basic Value Fund will then be terminated as soon as reasonably practicable thereafter.

     The Trust and AVIF each are open-end, management investment companies registered under the Investment Company Act of 1940 (the "1940 Act"). LSA Asset Management LLC ("LSAAM") is the manager of the LSA Basic Value Fund. A I M Capital Management, Inc. ("AIM Capital Management") is the investment adviser of the LSA Basic Value Fund. ALFS, Inc., an affiliate of LSAAM, is the distributor of the LSA Basic Value Fund. Investors Bank & Trust Company serves as custodian, transfer agent, fund accountant and administrator of the LSA Basic Value Fund. A I M Advisors, Inc. ("AIM Advisors"), the parent of AIM Capital Management, is the investment adviser of the AIM V.I. Basic Value Fund. A I M Distributors, Inc., a wholly owned subsidiary of AIM Advisors, is the distributor of the AIM V.I. Basic Value Fund. State Street Bank and Trust Company, A I M Fund Services, Inc. and AIM Advisors serve as custodian, transfer agent and administrator, respectively, of the AIM V.I. Basic Value Fund.

     For a more detailed discussion of the investment objective, policies and risks of the LSA Basic Value Fund, see the LSA Basic Value Fund's prospectus, which includes the LSA Basic Value Fund's financial highlights, and statement of additional information dated May 1, 2003, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the LSA Basic Value Fund. No other parts of the prospectus or statement of additional information other than those that relate to the LSA Basic Value Fund are incorporated herein. Copies of the LSA Basic Value Fund's prospectus and statement of additional information are available upon request and without charge by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     For a more detailed discussion of the investment objective, policies and risks of the AIM V.I. Basic Value Fund, see the AIM V.I. Basic Value Fund's prospectus dated May 1, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference herein and statement of additional information dated September 1, 2003, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference into the Proxy Statement/Prospectus insofar as it relates to the AIM V.I. Basic Value Fund. No other parts of the statement of additional information are incorporated herein. A copy of the prospectus for the AIM V.I. Basic Value Fund accompanies this

Proxy Statement/Prospectus. Copies of the AIM V.I. Basic Value Fund's statement of additional information are available upon request and without charge by calling 1-800-410-4246.

                                TABLE OF CONTENTS

                                                                     PAGE
Synopsis                                                               1
Principal Risks                                                        6
Manager and Advisers                                                   6
Portfolio Managers                                                     7
Investment Management Arrangements                                     7
Certain Civil Proceedings and Lawsuits                                 8
Information Relating to the Reorganization                            11
Federal Income Taxes                                                  12
Capitalization                                                        12
Shareholder Rights                                                    13
Additional Information                                                15
Board Considerations                                                  16
Voting Matters                                                        17
Other Business                                                        19
Contract Owner Inquiries                                              20
Exhibit A -   Agreement and Plan of Reorganization
Exhibit B -   Management's Discussion of the AIM V.I. Basic Value Fund's Performance
Exhibit C -   Management's Discussion of the LSA Basic Value Fund's Performance
Exhibit D -   Financial Highlights of AIM V.I. Basic Value Fund

                                    SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and purchase, redemption and transfer procedures of the LSA Basic Value Fund with those of the AIM V.I. Basic Value Fund. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund.

THE REORGANIZATION

     BACKGROUND. Pursuant to the Reorganization Plan (a form of which is attached hereto as Exhibit A), the LSA Basic Value Fund will transfer all assets and stated liabilities to the AIM V.I. Basic Value Fund in exchange for Series I shares of the AIM V.I. Basic Value Fund. The LSA Basic Value Fund will distribute the AIM V.I. Basic Value Fund shares that it receives to its shareholders in liquidation of that Fund. The LSA Basic Value Fund will then be terminated as soon as practicable thereafter. As a result of the Reorganization, shareholders of the LSA Basic Value Fund will become shareholders of the AIM V.I. Basic Value Fund.

     The Board of Trustees of the Trust, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at meetings held on August 20, 2003, October 28, 2003 and December 3, 2003. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Board has determined that the Reorganization would be in the best interests of the LSA Basic Value Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

     MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The Reorganization has been structured as a tax-free reorganization for U.S. federal income tax purposes. The Reorganization will not result in individual contract owners recognizing any gain or loss for federal income tax purposes.

     DISTRIBUTIONS. Before the Reorganization, the LSA Basic Value Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

     SPECIAL CONSIDERATIONS AND RISK FACTORS. The investment objectives and policies of the AIM V.I. Basic Value Fund and the LSA Basic Value Fund are substantially similar. Therefore, an investment in the AIM V.I. Basic Value Fund involves investment risks that are substantially similar to those of the LSA Basic Value Fund. For a more complete discussion of the risks associated with the Funds, see "PRINCIPAL RISKS" below.

THE TRUST AND AVIF

     The Trust, an open-end management investment company, which offers redeemable shares in different series, was organized as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999. The LSA Basic Value Fund is a series of the Trust, which offers one class of shares.

     AVIF, an open-end management investment company, which offers redeemable shares in different series, was originally organized on January 22, 1993 as a Maryland corporation. AVIF reorganized as a Delaware statutory trust on May 1, 2000. The AIM V.I. Basic Value Fund is a series of

AVIF, which offers two classes of shares, Series I and Series II shares. Only the Series I shares of the AIM V.I. Basic Value Fund are participating in the Reorganization.

FEES AND EXPENSES

     The following comparative fee table shows the fees and expenses for each Fund as of December 31, 2002. The pro forma table shows the AIM V.I. Basic Value Fund's fees assuming that the Reorganization is approved. The table does not reflect fees associated with a separate account that invests in the Funds or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Funds are investment options. If these fees were reflected, fees and charges would be higher than those shown.

                                  FUND EXPENSES

     The Funds do not assess any sales loads, redemption or exchange fees, but contract owners do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                       PRO FORMA -AIM
                                                  AIM V.I. BASIC                       V.I. BASIC VALUE
                                                    VALUE FUND      LSA BASIC VALUE     FUND SERIES I
                                                  SERIES I SHARES        FUND              SHARES
                                                  ---------------   ---------------   ------------------
Management Fees                                       0.73%             0.90%            0.73%
Other Expenses                                        0.43%             3.58%            0.42%
                                                      ----              ----             ----
Total Annual Fund Operating Expenses                  1.16%             4.48%(1)         1.15%

----------
(1) LSAAM has agreed to reduce its fees or reimburse the LSA Basic Value Fund's expenses so that the Fund will not incur expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of the average daily net assets ("operating expense limit"). LSAAM is contractually obligated to continue this arrangement through April 30, 2004. These fee reductions or expense reimbursements can decrease a Fund's expenses and therefore increase its performance. Under certain circumstances, LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. The amount of LSAAM's fee reduction/expense reimbursement is calculated after giving effect to expense reduction received through the Fund's participation in directed brokerage/commission recapture arrangements. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

                                     EXAMPLE

     The following table is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same, except that the effect of the operating expense limit between LSAAM and the LSA Basic Value Fund described in the table above is only in effect through April 30, 2004. The table does not reflect fees associated with a separate account that invests in the Funds or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Funds are investment options. If these fees were reflected, fees and charges would be higher than those shown.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      FUND                            1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------   ---------    ---------    ---------    --------
AIM V.I. Basic Value Fund Series I                   $     118    $     368    $     638    $  1,409
LSA Basic Value Fund                                 $     122    $   1,057    $   2,002    $  4,407
Pro Forma - AIM V.I. Basic Value Fund Series I       $     117    $     365    $     633    $  1,398

PERFORMANCE

     The following bar chart and table provide an indication of the risks of investing in the Funds by showing how the Funds' performance changes from year to year and how each Fund's performance compares with a broad-based index (which, unlike the Funds, does not have any fees or expenses). The bar chart and table assume that all dividends and distributions will be reinvested in the Funds. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Funds and the index vary over time, and past performance is not necessarily indicative of future results.

[CHART]

                            AIM V.I. BASIC VALUE FUND
                                 SERIES I SHARES
                       TOTAL RETURN FOR EACH CALENDAR YEAR

2002   -22.15%
2003    33.63%

     The best calendar quarter return during the periods shown above was 20.56% in the 2nd quarter of 2003; the worst calendar quarter return was -20.06% in the 3rd quarter of 2002.

[CHART]

                              LSA BASIC VALUE FUND
                       TOTAL RETURN FOR EACH CALENDAR YEAR

2002   -21.70%
2003    33.42%

     The best calendar quarter return during the periods shown above was 20.62% in the 2nd quarter of 2003; the worst calendar quarter return was -19.86% in the 3rd quarter of 2002.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2003

              FUND/INDEX                           ONE YEAR     SINCE INCEPTION    INCEPTION DATE
---------------------------------------------   --------------  ----------------  -----------------
AIM V.I. Basic Value Fund Series I Shares           33.63%           2.88%            9/10/01
LSA Basic Value Fund                                33.42%           0.26%            8/14/01
S&P 500 Index(1)                                    28.67%           0.85%            8/31/01(2)
                                                    28.67%          -1.05%            8/14/01
Russell 1000 Index(3)                               29.89%           1.48%            8/31/01(2)
Russell 1000 Value Index(4)                         30.03%           4.02%            8/31/01(2)
Lipper Large-Cap Value Fund Index(5)                28.00%           1.30%            8/31/01(2)

----------
(1) The S&P 500 Index, a widely recognized benchmark for large cap U.S. stocks, is an unmanaged market capitalization-weighted index that includes common stocks of 500 major companies representing different sectors of the U.S. economy and accounts for nearly three quarters of the value of all U.S. stocks.
(2) The average annual total return given is since the date closest to the inception date of the AIM V.I. Basic Value Fund's Series I shares.
(3) The AIM V.I. Basic Value Fund also measures its performance against the Russell 1000 Index. The Russell 1000 Index is a widely recognized index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(4) The AIM V.I. Basic Value Fund also measures its performance against the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
(5) The AIM V.I. Basic Value Fund also measures its performance against the Lipper Large-Cap Value Fund Index. The Lipper Large-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Value category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     This section will help you compare the investment objectives and principal investment strategies of the AIM V.I. Basic Value Fund with the LSA Basic Value Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectuses.

     The Funds have substantially similar investment objectives and invest in similar types of securities. Each Fund seeks long-term growth of capital by investing primarily in common stocks which the Fund's portfolio managers believe to be undervalued in relation to long-term earnings power or other factors. Each Fund's investment objective may be changed without a shareholder vote. Each Fund normally invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million. Each Fund may invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. In addition, each Fund may invest up to 25% of its total assets in foreign securities.

     In selecting investments, the portfolio managers of each Fund look for companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers of each Fund allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially change.

     Each Fund may take temporary defensive positions that depart from its principal investment strategies in response to adverse market, economic, political or other conditions. During these times, the Funds may not achieve their investment objective. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the AIM V.I. Basic Value Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. A large position in cash or cash equivalents could detract from the achievement of the Fund's objective but could also reduce the Fund's exposure in the event of a market downturn.

     The Funds have substantially similar fundamental investment policies which may not be changed without a shareholder vote. Although the AIM V.I. Basic Value Fund has a fundamental investment policy that provides that it may invest all of its assets in an investment company with the same fundamental investment objectives, policies and restrictions as the Fund, the AIM V.I. Basic Value Fund generally does not invest all of its assets in such an investment company. The LSA Basic Value Fund does not have a fundamental policy regarding investing in investment companies but has a policy that provides that it generally may not invest in securities of other investment companies except as permitted by the 1940 Act.

PURCHASE, REDEMPTION, TRANSFER AND DIVIDEND POLICIES

                       PURCHASE AND REDEMPTION PROCEDURES

     You may direct the purchase or redemption of shares of the Funds only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Funds. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract and how to redeem monies from the sub-accounts that invest in the Funds.

     LSA FUNDS. Orders received by the LSA Funds are effected only on days when the New York Stock Exchange ("NYSE") is open for trading. The insurance company separate accounts purchase and redeem shares of each LSA Fund at the Fund's net asset value ("NAV") per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time), although purchases and redemptions may be executed the next morning. The NAV per share is calculated by dividing the value of each LSA Fund's investments, minus all liabilities, by the number of the Fund's outstanding shares.

     The LSA Funds' investments are valued based on market value or on fair value if no market value is readily available or if an event occurs which may materially affect the value of a security. Fair value is determined under guidelines set by the Board of the Trust.

     AIM VARIABLE INSURANCE FUNDS. The AIM V.I. Basic Value Fund normally effects orders to purchase and redeem shares at the Fund's next computed NAV per share after the life insurance company participating in the Fund receives the order. The Fund calculates the NAV per share at the close of the NYSE each day the NYSE is open for trading. The NAV per share is calculated by dividing the value of each of the Fund's investments, minus all liabilities, by the number of the Fund's outstanding shares.

     The AIM V.I. Basic Value Fund values portfolio securities for which market quotations are readily available at market value. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value. The AIM V.I. Basic Value Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. If, between the time trading of a particular security ends and the close of the NYSE, events occur that materially affect the value of the security, a Fund may price the security at its fair value as determined in accordance with procedures established by the Fund's Board of Trustees. The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Fund's Board or its designees instead of being determined by the market.

                               TRANSFER PRIVILEGES

     You may reallocate assets held under your variable annuity or variable life insurance contract to other funds offered under your contract consistent with the provisions of your contract and timely receipt by the insurance company of all information necessary to process such requests.

                                DIVIDEND POLICIES

     Each Fund intends to pay out all of its net investment income and net realized capital gains annually. The LSA Basic Value Fund automatically reinvests all income and capital gain distributions in additional shares of the Fund. The AIM V.I. Basic Value Fund reinvests all dividends and distributions in additional shares of the Fund at the election of the participating life insurance companies.

                                 PRINCIPAL RISKS

     Because each Fund invests primarily in equity securities of U.S. value companies that have market capitalizations of greater than $500 million, an investment in the AIM V.I. Basic Value Fund is subject to many of the same risks as an investment in the LSA Basic Value Fund. There is a risk that you could lose all or a portion of your investment in a Fund. The value of your investment in a Fund will go up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for a Fund to sell securities at a desirable price.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     To the extent a Fund holds cash or cash equivalents rather than equity or long-term fixed income securities for risk management, the Fund may not achieve its investment objective.

     If the seller of a repurchase agreement in which a Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the Fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

                              MANAGER AND ADVISERS

     LSAAM, the investment manager to the LSA Basic Value Fund, is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"). LSAAM, located at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, is registered as an investment adviser under the Investment Advisers Act of 1940. LSAAM carefully selects other professional investment advisers to carry out the day-to-day management of each series of the Trust, including the LSA Basic Value Fund.

     AIM Capital Management, the investment adviser to the LSA Basic Value Fund, is a subsidiary of AIM Advisors, the investment adviser to the AIM V.I. Basic Value Fund. AIM Capital Management, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, has acted as an investment adviser since 1986 and together with its parent currently advises or manages over 190 investment portfolios.

     AIM Advisors, the investment adviser to the AIM V.I. Basic Value Fund, is the parent of AIM Capital Management, the investment adviser to the LSA Basic Value Fund. AIM Advisors is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Advisors has acted as an investment adviser since 1976 and together with its subsidiaries currently advises or manages over 190 investment portfolios.

                               PORTFOLIO MANAGERS

     Both Funds use a team approach to investment management. Although the investment advisers of each Fund are different, the portfolio management teams of each Fund are the same. Each Fund is managed by a team composed of Bret W. Stanley, R. Canon Coleman II, Matthew W. Seinsheimer and Michael J. Simon.

     Mr. Stanley is senior portfolio manager and the lead portfolio manager of both Funds. He has managed each Fund since its inception and has been associated with AIM Capital Management and AIM Advisors since 1998. Mr. Stanley was Vice President and portfolio manager at Van Kampen American Capital Asset Management, Inc. from 1994 to 1998.

     Mr. Coleman is portfolio manager of both Funds. He has been responsible for each Fund since 2003 and has been associated with AIM Capital Management and AIM Advisors since 1999. From 1997 to 1999, Mr. Coleman was a full-time student, and from 1993 to 1997, he worked as a CPA for Deloitte & Touche.

     Mr. Seinsheimer is portfolio manager of both Funds. He has been responsible for each Fund since its inception and has been associated with AIM Capital Management and AIM Advisors since 1998. Mr. Seinsheimer was a portfolio manager at American Indemnity Company from 1995 to 1998.

     Mr. Simon is portfolio manager of both Funds. He has been responsible for each Fund since 2002 and has been associated with AIM Capital Management and AIM Advisors since 2001. Mr. Simon was an equity analyst and portfolio manager at Luther King Capital Management from 1996 to 2001.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

     LSAAM provides investment management services to the LSA Basic Fund pursuant to a Management Agreement. LSAAM directs and supervises AIM Capital Management, reviews and evaluates the performance of AIM Capital Management and determines whether AIM Capital Management should be replaced. Under the Management Agreement, LSAAM is entitled to a management fee of 0.90% of the average daily net assets of the LSA Basic Value Fund.

     LSAAM has agreed to reduce its fees or reimburse the LSA Basic Value Fund for expenses above certain limits. Currently, this limit is set so that the Fund will not incur expenses (excluding interest, taxes, brokerage commission or extraordinary expenses) that exceed the amount of its management fee plus 0.30% of its average daily net assets ("operating expense limit"), i.e., 1.20%. LSAAM is contractually obligated to continue this arrangement through April 30, 2004. Under certain circumstances LSAAM may recapture any amounts waived or reimbursed provided the Fund remains within its operating expense limit. For the fiscal year ended December 31, 2002 and the period ended June 30, 2003, LSAAM reimbursed the full amount of its fee and therefore received $0 from the LSA Basic Value Fund. LSAAM anticipates that it will not continue to reduce fees or reimburse expenses after April 30, 2004.

     LSAAM has entered into an advisory agreement with AIM Capital Management pursuant to which LSAAM has appointed AIM Capital Management to carry out the day-to-day reinvestment and investment of the assets of the LSA Basic Value Fund. LSAAM compensates AIM Capital Management from the management fee it receives or its own resources. No additional management fees are paid by the LSA Basic Fund to AIM Capital Management.

     AIM Advisors provides investment management services to the AIM V.I. Basic Value Fund pursuant to an Investment Advisory Agreement. AIM Advisors supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. Under the Investment Advisory Agreement, AIM Advisors is entitled to a management fee at an annual rate of 0.725% of the Fund's first $500 million of average daily net assets, plus 0.70% of the Fund's next $500 million of average daily net assets, plus 0.675% of the Fund's next $500 million of average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1.5 billion.

                     CERTAIN CIVIL PROCEEDINGS AND LAWSUITS

     AIM Advisors is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment adviser to the INVESCO Family of Funds (the "INVESCO Funds").

     On December 2, 2003 each of the SEC and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM Advisors, and the position of Senior Vice President with AIM Advisors. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither the AIM V.I. Basic Value Fund nor any of the INVESCO Funds has been named as a defendant in any of these proceedings.

     The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940, and Sections 34(b) and 36(a) of the 1940 Act. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

     The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

     The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

     No relief is being sought against either the AIM V.I. Basic Value Fund or any of the INVESCO Funds in any of these proceedings.

     AIM Advisors has received inquiries from the SEC, NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM Advisors has been providing full cooperation with respect to these inquiries. The SEC and NYAG have issued subpoenas relating to market timing by certain investors in the AIM Funds.

     AMVESCAP recently found, in its ongoing review, situations in which the procedures designed to guard against the potential adverse impact of frequent trading and illegal late trading through intermediaries were not completely effective. These findings were based, in part, on an extensive economic analysis by outside experts who examined the impact of these activities.

     In light of these findings, AMVESCAP has agreed that any AIM or INVESCO Fund harmed by the activities of accommodated market timers will receive full restitution. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM Advisors' and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

     AMVESCAP has informed regulators of its most recent findings and is seeking to resolve both the pending enforcement actions against INVESCO and the ongoing investigations with respect to AIM Advisors. There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of INVESCO and AIM Advisors, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor for any investment company registered under the 1940 Act (a "registered investment company"), including the AIM V.I. Basic Value Fund. The AIM V.I. Basic Value Fund has been informed by AIM Advisors that, if either of these results occurs, AIM Advisors will seek exemptive relief from the SEC to permit it to continue to serve as the AIM V.I. Basic Value Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

     The independent trustees of the AIM/INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM Advisors currently being conducted by management's outside counsel.

     In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain INVESCO Funds, AIM Funds, INVESCO, A I M Management Group Inc. the parent of AIM Advisors, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (ERISA); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution, rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief, various corrective measures under ERISA, that the advisory agreement with AIM be rescinded and/or declared unenforceable or void and that all advisory fees received during the past year be refunded, interest and the payment of attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of January 15, 2004:

     - JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action Number 03-F-2456), filed on December 4, 2003.

     - JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003.

     -    L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
          V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.

     - EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.

     - RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.

     - STEVEN B. EHRLICH, ET AL., V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.

     - JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003.

     - MIRIAM CALDERON, , INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP, PLC, ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003.

     - PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.

     More detailed information regarding each of the cases identified above is provided in the AIM V.I. Basic Value Fund's statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the AIM and INVESCO Funds, INVESCO, AIM Advisors, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

     As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                   INFORMATION RELATING TO THE REORGANIZATION

     DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plan in Exhibit A. The Reorganization Plan provides for the Reorganization to occur on or about April 30, 2004.

     The Reorganization Plan provides that all assets and stated liabilities of the LSA Basic Value Fund will be transferred to the AIM V.I. Basic Value Fund on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, the AIM V.I. Basic Value Fund will simultaneously issue on the Closing Date of the Reorganization a number of full and fractional Series I shares to the LSA Basic Value Fund equal in value to the aggregate net asset value of the LSA Basic Value Fund calculated at the Effective Time.

     Following the transfer of assets and liabilities in exchange for AIM V.I. Basic Value Fund Series I shares, the LSA Basic Value Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the AIM V.I. Basic Value Fund so received. Shareholders of the LSA Basic Value Fund owning shares at the Effective Time will receive a number of Series I shares of the AIM V.I. Basic Value Fund with the same aggregate value as the shareholder had in the LSA Basic Value Fund at the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the LSA Basic Value Fund's shareholders on the share records of the AIM V.I. Basic Value Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional Series I shares of the AIM V.I. Basic Value Fund due to the shareholders of the LSA Basic Value Fund. The LSA Basic Value Fund then will be terminated as soon as practicable thereafter. Shares of the AIM V.I. Basic Value Fund to be issued will have no preemptive or conversion rights.

     The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by the LSA Basic Value Fund's shareholders and the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the LSA Basic Value Fund, its shareholders and the AIM V.I. Basic Value Fund. The Reorganization Plan may be terminated by mutual agreement of the Trust and AVIF, or if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

     COSTS OF REORGANIZATION. The LSA Basic Value Fund will pay the expenses associated with its participation in the Reorganization to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will ultimately bear no expenses associated with their participation in the Reorganization. LSAAM or an affiliate of LSAAM will pay the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Trust, and AIM Advisors or an affiliate will pay the AIM V.I. Basic Value Fund's Reorganization expenses. LSAAM has separately entered into an agreement with A I M Distributors, Inc. ("AIM Distributors"), an affiliate of AIM Advisors, to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will reimburse the LSA Basic Value Fund for expenses associated with the preparation and filing of this Proxy Statement/Prospectus, and AIM Distributors will pay the legal fees incurred by the AIM V.I. Basic Value Fund associated with the preparation and filing of this Proxy Statement/Prospectus. AIM Advisors or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs, subject to a cap of $8,500, beyond which LSAAM or an affiliate will pay such costs; and (b) brokerage costs associated with any necessary rebalancing of the LSA Basic Value Fund's portfolio prior to the Reorganization and with any necessary rebalancing of the AIM V.I. Basic Value Fund's portfolio following the Reorganization.

                              FEDERAL INCOME TAXES

     MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION. The following is a summary of the material anticipated federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this Proxy Statement/Prospectus and all of which are subject to change and differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of the LSA Basic Value Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. You should consult your own tax adviser as to the federal income tax consequences of the Reorganization, as well as the effects of state and local tax laws.

     The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. If it so qualifies, neither the LSA Basic Value Fund nor its shareholders will recognize taxable gain or loss as a result of the Reorganization; the tax basis of the AIM V.I. Basic Value Fund shares received by shareholders of the LSA Basic Value Fund will be the same in the aggregate as the basis of the LSA Basic Value Fund shares exchanged; and the holding period of the AIM V.I. Basic Value Fund shares received will include the holding period of the LSA Basic Value Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, AVIF and the Trust will receive a tax opinion substantially to that effect. No tax ruling from the IRS regarding the Reorganization has been requested. The tax opinion is not binding on the IRS or a court and does not preclude the IRS from asserting or adopting a contrary position.

     The Reorganization will not be a taxable event under federal income tax law for those contract owners who have a portion of their variable annuity contract or variable life insurance policy allocated to the LSA Basic Value Fund.

     GENERAL. The federal income tax treatment of the Funds is identical. Both seek to qualify as regulated investment companies under the Code and to comply with Section 817(h) of the Code. This means that neither Fund expects to pay any federal income taxes on income and gains that are distributed to shareholders. You should refer to the product prospectus describing your variable annuity contract or variable life insurance policy for a discussion of the tax consequences of that contract for you.

                                 CAPITALIZATION

     The following table sets forth, as of June 30, 2003, the capitalization of each Fund and the pro forma combined capitalization of the AIM V.I. Basic Value Fund assuming the Reorganization has taken place. The pro forma net asset number reflects the anticipated withdrawal of Allstate Life's initial investment in the LSA Basic Value Fund ("seed capital") prior to the closing of the Reorganization. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                                      NET ASSET
                                                                                      VALUE PER         SHARES
                             FUND                                  NET ASSETS           SHARE         OUTSTANDING
--------------------------------------------------------       -----------------  ----------------   --------------
AIM V.I. Basic Value Fund Series I shares                      $  174,075,126       $     9.03        19,271,304
LSA Basic Value Fund                                           $   13,079,258       $     8.54         1,532,140
Pro Forma - AIM V.I. Basic Value Fund Series I shares          $  185,019,114*      $     9.03        20,489,381

----------
* Based on the capitalization of the LSA Basic Value Fund on June 30, 2003, Allstate Life intends to withdraw $2,135,270 in assets from the LSA Basic Value Fund, which represents a withdrawal of its seed capital investment, prior to the Closing of the Reorganization. The amount of Allstate Life's seed capital may be different on the Closing Date as a result of fluctuations in the LSA Basic Value Fund's net asset value.

                               SHAREHOLDER RIGHTS

AVIF

     GENERAL. AVIF is an open-end management investment company, which was established as a Delaware statutory trust on May 1, 2000. AVIF is currently organized under an Amended and Restated Agreement and Declaration of Trust dated May 15, 2002. AVIF is also governed by its bylaws and applicable state law.

     SHARES. AVIF is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.001. Currently, AVIF consists of 20 separate investment series, each offering two classes of shares: Series I shares and Series II shares. The shares of each series generally have the same voting, dividend, liquidation and other rights. However, each class of shares is subject to different class-specific expenses, which results in differing net asset values, dividends and distributions.

     VOTING RIGHTS. On any matter submitted to a vote of shareholders of AVIF, all series (and classes, as applicable) generally vote together as a single group, except where a separate vote by series (or class) is required by law or where the interests of a series (or class) differ from the other series. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

     SHAREHOLDER MEETINGS. AVIF is not required to hold annual meetings of shareholders unless required by the 1940 Act. A special meeting of shareholders for the purpose of considering the removal of a trustee may be called by any trustee or on the written request of shareholders owning at least 10% of the outstanding shares of AVIF. Special meetings for other purposes may be called at any time by any trustee.

     ELECTION AND TERM OF TRUSTEES. AVIF's affairs are supervised by trustees under the laws governing statutory trusts in the State of Delaware. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until the termination of AVIF or their earlier death, retirement, resignation, incapacity or removal. A trustee may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal or at any meeting of the shareholders by a vote of the shareholders owning at least two-thirds of the outstanding shares.

     SHAREHOLDER LIABILITY. AVIF's Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of AVIF and provides indemnification for all losses and expenses of any shareholder of a series held liable for the obligations of that series.

     TRUSTEE LIABILITY. Pursuant to Delaware law, the trustees of AVIF generally are not liable for any act, omission or obligation of AVIF. AVIF will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee's duties.

THE TRUST

     GENERAL. The Trust is an open-end management investment company formed as a Delaware business trust (now known as a Delaware statutory trust) on March 2, 1999 pursuant to an Agreement and Declaration of Trust. The Trust is also governed by its bylaws and applicable state law.

     SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, from an unlimited number of series of shares. Currently, the Trust consists of 11 separate investment series. The Board has the authority to divide the shares of the series of the Trust into classes. Shares of each series have no preemptive, conversion or subscription rights.

     VOTING RIGHTS. On any matter submitted to a vote of shareholders of the Trust, all series generally vote together as a single group, except where a separate vote is required by law or where the interests of a series differ from the other series. Shareholders are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the series that they own.

     SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances when called by the Trustees.

     ELECTION AND TERM OF TRUSTEES. The Trust's operations are overseen by the Trustees under Delaware law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office during the lifetime of the Trust or their earlier death, resignation, incapacity or removal. A Trustee may be removed at any time by a majority vote of the remaining Trustees at a duly constituted meeting or by a vote at any meeting of shareholders of two-thirds of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY. The Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides indemnification for all losses and expenses of any shareholder of a series held liable for the obligations of that series.

     TRUSTEE LIABILITY. The Trustees of the Trust generally are not liable for any obligation of the Trust. The Trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties.

MATERIAL DIFFERENCES IN SHAREHOLDER RIGHTS

     As described above, each Fund is a series of a Delaware statutory trust. As a result, shareholders have similar rights, except with respect to voting. Shareholders of the AIM V.I. Basic Value Fund are entitled to one vote per share (and fractional votes for fractional shares). Shareholders of the LSA Basic Value Fund are entitled to one vote for each dollar of net asset value of the Fund that they own.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF AVIF AND THE TRUST UNDER THEIR GOVERNING CHARTER DOCUMENTS, BYLAWS AND STATE LAW AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

     Information concerning the operation and management of the AIM V.I. Basic Value Fund is included in the current prospectus, which is incorporated herein by reference and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the AIM V.I. Basic Value Fund is included in the Statement of Additional Information dated September 1, 2003, as amended and/or supplemented, which is available upon request and without charge by calling 1-800-410-4246.

     Information about the LSA Basic Value Fund is included in the current prospectus dated May 1, 2003, which is incorporated herein by reference insofar as it relates to the LSA Basic Value Fund. Additional information about the LSA Basic Value Fund is included in the Statement of Additional Information dated May 1, 2003, which is available upon request and without charge by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

     FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is December 31.

     The financial statements of the AIM V.I. Basic Value Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Tait, Weller & Baker, its independent auditors. These financial statements, together with the unaudited financial statements of the AIM V.I. Basic Value Fund contained in the semi-annual report for the six months ended June 30, 2003, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the AIM V.I. Basic Value Fund. The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "CERTAIN CIVIL PROCEEDINGS AND LAWSUITS," related to certain events which occurred after the financial statements were issued.

     The financial statements of the LSA Basic Value Fund contained in the Fund's annual report to shareholders for the fiscal year ended December 31, 2002 have been audited by Deloitte & Touche LLP, its independent auditors. These financial statements, together with the unaudited financial statements of the LSA Basic Value Fund contained in the semi-annual report for the six months ended June 30, 2003, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the LSA Basic Value Fund and not to any other Funds that are described therein.

     AIM Distributors will furnish, without charge, a copy of the most recent AIM V.I. Basic Value Fund annual report and semi-annual report succeeding such annual report on request. The Trust will furnish, without charge, a copy of the most recent LSA Basic Value Fund annual report and semi-annual report succeeding such annual report on request. Requests should be directed to AIM Distributors at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or by calling 1-800-410-4246, and to the LSA Basic Value Fund at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance

Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     LEGAL MATTERS. Foley & Lardner, 3000 K Street N.W., Suite 500, Washington, D.C. 20007-5109 serves as counsel to AVIF and will render opinions concerning the issuance of shares of the AIM V.I. Basic Value Fund.

     Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as special counsel to the Trust and will render opinions concerning the outstanding shares of the LSA Basic Value Fund.

     THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                              BOARD CONSIDERATIONS

     Since May 2003, the Board of Trustees of the Trust convened several times telephonically and in person to consider the future of each series of the Trust, including the LSA Basic Value Fund, in light of LSAAM's indication that it was unlikely to continue to subsidize Trust expenses after April 30, 2004. During discussions held on June 9, 2003 and July 17, 2003, the Board of Trustees raised various questions, and received responsive information from LSAAM, regarding the Reorganization, including possible Reorganization candidates. At meetings held on August 20, 2003, October 28, 2003 and December 3, 2003, the Board of Trustees of the Trust, including the trustees who are not "interested persons" (within the meaning of the 1940 Act) (the "Independent Trustees"), were presented with information to assist them in evaluating the Reorganization, such as: (a) the terms and conditions of the Reorganization; (b) the compatibility of the Funds' objectives, investment limitations and policies; (c) performance history for the Funds; (d) pro forma and/or estimated expense ratios for the AIM V.I. Basic Value Fund and any changes in fees to be paid or borne by shareholders of the LSA Basic Value Fund (directly or indirectly) after the Reorganization; (e) the potential economies of scale to be gained from the Reorganization; (f) any direct or indirect federal income tax consequences to the shareholders of the LSA Basic Value Fund; (g) the fact that the AIM V.I. Basic Value Fund will assume stated liabilities of the LSA Basic Value Fund; (h) the fact that LSAAM, AIM Advisors or their affiliates will directly or indirectly bear the Reorganization expenses incurred by the LSA Basic Value Fund; (i) the fact that LSAAM is unlikely to extend the currently effective expense limitation agreement for the LSA Basic Value Fund beyond April 30, 2004; and (j) the quality of management and compliance issues and regulatory developments. The Board, including all of the Independent Trustees, considered the above information, as well as other information, before approving the Reorganization Plan. In considering the Reorganization, the Independent Trustees were advised by independent legal counsel.

     At the meeting on December 3, 2003, the Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the LSA Basic Value Fund and its shareholders and that the interests of existing LSA Basic Value Fund shareholders will not be diluted as a result of the Reorganization.

     The Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board reviewed other available options for the LSA Basic Value Fund, including continuing to operate the Fund but without expense subsidies, liquidating the Fund, seeking a new manager of the Trust, reorganizing the Fund with one or more other series of the Trust and reorganizing the Fund with other available funds. After reviewing alternatives, the Board, including the Independent Trustees, concluded that the proposed Reorganization with the AIM V.I. Basic Value Fund was the best course available to the LSA Basic Value Fund. In reaching that conclusion, the Board noted that, based on the small size of the Fund and its sales projections, the Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from LSAAM. In addition, the Board concluded that the AIM V.I. Basic Value Fund was the best alternative, given that the LSA Basic Value Fund and the AIM V.I. Basic Value Fund are both managed by the same portfolio management team and both are patterned after the same retail fund, and given that the AIM V.I. Basic Value Fund has similar performance to and a lower overall expense ratio than the LSA Basic Value Fund. The Board also noted that, effectively, the LSA Basic Value Fund will not bear any expenses in connection with the Reorganization, as a result of the expense limitation agreement between LSAAM and the Fund. Based upon the AIM V.I. Basic Value Fund's lower expense ratio and the fact that the LSA Basic Value Fund will not ultimately bear any costs associated with the Reorganization, the Board, including all of the Independent Trustees, concluded that the interests of existing shareholders of the LSA Basic Value Fund would not be diluted as a result of the Reorganization.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE LSA BASIC VALUE FUND APPROVE THE REORGANIZATION.

                                 VOTING MATTERS

     GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of voting instructions by the Board of Trustees of the Trust by Allstate Life and other affiliated insurance companies on behalf of the Trust. It is expected that the solicitation of voting instructions will be primarily by mail. Officers and service contractors of the LSA Basic Value Fund may also solicit voting instructions by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by AIM Advisors or an affiliate thereof but will not be borne by the LSA Basic Value Fund.

     VOTING RIGHTS AND REQUIRED VOTE. As discussed above, shares of the LSA Basic Value Fund are offered only to insurance company separate accounts as investment options under their variable annuity contracts or variable life insurance policies. Accordingly, as of January 12, 2004 (the "Record Date"), shares of the LSA Basic Value Fund were held by insurance company separate accounts as depositors for contract owners or by the insurance company as a seed capital investment. Contract owners have the right to instruct the insurance company on how to vote the shares related to their interests through their contracts (i.e., pass-through voting). The insurance company must vote the shares of the LSA Basic Value Fund held in its name as directed. If an insurance company does not receive voting instructions from all of the contract owners, it will vote all of the shares held in its name in the same proportion as the shares of the LSA Basic Value Fund for which it has received instructions from contract owners (i.e., echo voting). Any shares of the LSA Basic Value Fund held directly by Allstate Life or its affiliates will also be echo voted.

     Shareholders of the LSA Basic Value Fund are entitled to vote on a dollar-weighted basis, which means that shareholders are entitled to one vote for each dollar of net asset value of the LSA Basic Value Fund owned on the Record Date and each fractional share is entitled to a proportional fractional vote on the same basis. A majority of the outstanding shares of the LSA Basic Value Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the affirmative vote of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meeting if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy; or (2) more than 50% of the shares of the Fund outstanding on the Record Date.

     Contract owners may instruct how to vote the shares held under their contract by filling out and signing the enclosed voting instruction form and returning it in the postage paid envelope provided. Contract owners may also communicate their voting instructions by telephone or by the Internet. To communicate voting instructions by telephone, contract owners should have their voting instruction forms ready and dial the toll-free number that appears on the voting instruction form. Enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. To communicate voting instructions using the Internet, contract owners should have their voting instruction forms available, go to the website www.proxyweb.com, enter the 14-digit control number found on the voting instruction form and follow the instructions that will be given. Contract owners who communicate voting instructions by telephone or by the Internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. Voting instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed voting instruction form or by attending the Meeting and providing voting instructions in person. Attendance alone will not constitute a revocation. With respect to telephonic or Internet voting instructions, the Funds and their agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying contract owner information, recording the contract owner's instructions and confirming to the contract owner after the fact.

     Shares represented by a properly executed voting instruction form will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the entities named on the voting instruction form will vote in accordance with their best judgment. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

     If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares of the LSA Basic Value Fund present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by AIM Advisors or an affiliate of AIM Advisors, subject to a cap of $8,500 for all proxy solicitation costs, beyond which LSAAM or an affiliate of LSAAM will pay such costs.

     RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the LSA Basic Value Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, 2,317,240 shares were outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     AIM V.I. BASIC VALUE FUND. As of the Record Date, the officers and trustees of AVIF as a group beneficially owned less than 1% of the outstanding Series I shares of the AIM V.I. Basic Value Fund. As of the Record Date, to the best of the knowledge of AVIF, the names and addresses of the record and beneficial holders of 5% or more of the outstanding Series I shares of the AIM V.I. Basic Value Fund and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated, AVIF has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                      NAME AND ADDRESS                         PERCENTAGE OWNERSHIP
          ------------------------------------------   ----------------------------------
          Glenbrook Life & Annuity Co.                               6.58%
          Proprietary Account
          P.O. Box 94200
          Palatine, Illinois 60094-4200

          Hartford Life and Annuity Separate Account                 63.29%*
          Attn: Dave Ten Broeck
          P.O. Box 2999
          Hartford, Connecticut 06104-2999

          Hartford Life Separate Account                             19.20%
          Attn: Dave Ten Broeck
          P.O. Box 2999
          Hartford, Connecticut 06104-2999

----------
* Presumed to be a control person of the Fund because of beneficial ownership of 25% or more of the Fund. Such control may affect the voting rights of other shareholders.

     LSA BASIC VALUE FUND. As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the LSA Basic Value Fund. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the LSA Basic Value Fund:

          NAME AND ADDRESS             PERCENTAGE OWNERSHIP     TYPE OF OWNERSHIP
----------------------------------    ----------------------   -------------------
Allstate Life Insurance Company               10.84%                 Record
3075 Sanders Road
Northbrook, Illinois 60062-7127

Lincoln Benefit Life Company                  89.13%                 Record
2940 South 48th Street
Lincoln, Nebraska 68506

     EXPENSES. In order to obtain the necessary voting instructions, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the LSA Basic Value Fund, LSAAM, AIM V.I. Basic Value Fund or AIM Advisors. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by AIM Advisors or an affiliate of AIM Advisors, subject to a cap of $8,500, beyond which LSAAM or an affiliate of LSAAM will pay such costs.

                                 OTHER BUSINESS

     The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the entities named in the enclosed voting instruction form.

                            CONTRACT OWNER INQUIRIES

     Contract owner inquiries may be addressed to the Trust in writing at 3100 Sanders Road, Suite M2A, Northbrook, Illinois 60062, or by calling 1-800-632-3492 (for variable annuity contracts or variable life insurance policies held through Allstate Life Insurance Company) or 1-800-865-5237 (for variable annuity contracts or variable life insurance policies held through Lincoln Benefit Life Company).

     CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO PROVIDE INSTRUCTIONS ON HOW TO VOTE THE SHARES HELD UNDER YOUR CONTRACT USING ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS FOR APPROVAL OF THE REORGANIZATION.

                                      By Order of the Board of Trustees,


                                      John R. Hunter
                                      President
                                      LSA Variable Series Trust

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this____ day of February, 2004, by and among AIM Variable Insurance Funds, a Delaware statutory trust (the "Acquiring Trust"), with respect to AIM V.I. Basic Value Fund, a separate series of the Acquiring Trust (the "Acquiring Fund"); LSA Variable Series Trust, a Delaware statutory trust (the "Selling Trust"), with respect to LSA Basic Value Fund, a separate series of the Selling Trust (the "Selling Fund"); and LSA Asset Management LLC ("LSAAM"), the investment adviser to the Selling Fund (for purposes of paragraphs 5.9 and 9.1 of the Agreement only). The principal place of business of the Acquiring Trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The principal place of business of the Selling Trust and LSAAM is 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062.

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for voting Series I shares of beneficial interest, $0.001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the Stated Liabilities of the Selling Fund as defined in paragraph 1.3; and (iii) the pro rata distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of record of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and the Selling Fund is a separate series of the Selling Trust; and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue its shares of beneficial interest to separate accounts of life insurance companies to support investment under variable annuities and variable life insurance contracts issued by such companies;

     WHEREAS, the trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

     WHEREAS, the trustees of the Selling Trust have determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION
                               OF THE SELLING FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Selling Fund's assets net of any Stated Liabilities of the Selling Fund described in paragraph 1.3, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the Stated Liabilities of the Selling Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.5 and the Selling Fund's rights under this Agreement.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. The Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

     The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Selling Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Selling Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Selling Fund.

     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Selling Fund set forth in the Selling Fund's

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statement of assets and liabilities as of the Closing Date as delivered by the
Selling Fund to the Acquiring Fund pursuant to paragraph 7.2 (the "Stated Liabilities"). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Selling Fund.

     The Selling Fund will, within a reasonable time before the Closing Date, furnish the Acquiring Fund with an unaudited statement of the Selling Fund's assets and liabilities as of such date.

     1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware, effective as of the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to the Selling Fund Shareholders.

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund, or the Selling Trust on behalf of the Selling Fund.

     1.9 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

     1.10 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date.

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                                   ARTICLE II

                                    VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the agreement and declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date, using the valuation procedures set forth in the agreement and declaration of trust of the Acquiring Trust and the Acquiring Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by dividing the value of the assets with respect to shares of the Selling Fund determined in accordance with paragraph 2.1 (less the Stated Liabilities) by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of the Selling or Acquiring Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to review by each Fund's investment adviser.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The Closing shall occur on April 30, 2004, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct its Custodian, Investors Bank & Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Selling Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a

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futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Selling Fund shall be transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct its transfer agent, Investors Bank & Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct AIM Fund Services, Inc., its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Selling Trust, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

          (a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The Selling Fund is a legally designated, separate series of the Selling Trust.

          (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Selling Trust on behalf of the

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Selling Fund will not result in the violation of, Delaware law or any provision of the Selling Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Selling Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The financial statements of the Selling Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

          (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund due to declines in the Selling Fund's portfolio, the discharge of Selling Fund liabilities or the redemption of Selling Fund shares by Selling Fund Shareholders shall not constitute a material adverse change.

          (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) All issued and outstanding shares of the Selling Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no

                                       A-6
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outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

          (k) At the Closing Date, the Selling Trust, on behalf of the Selling Fund, will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

          (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

          (p) Immediately before the Reorganization, not more than 25 percent of the value of the total assets of the Selling Fund will be invested in the stock or securities of any one issuer, and not more than 50 percent of the value of the Selling Fund will be invested in the stock or securities of five or fewer issuers.

          (q) The Selling Fund is aware of no information that would indicate that (i) the Selling Fund has, or ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in the Selling Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) the Selling Fund satisfies, and at all times during its existence

                                       A-7
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has satisfied, the percentage diversification tests contained in Section
1.817-5(b)(1)(i) and (ii) of such regulations.

          (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Selling Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act or state securities law, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust on behalf of the Selling Fund, as follows:

          (a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust.

          (b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund will not result in, a violation of, Delaware law or any provision of the Acquiring Trust's agreement and declaration of trust or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

          (f) The financial statements included in the Registration Statement of the Acquiring Fund as of December 31, 2002 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have

                                       A-8
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been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

          (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Selling Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change.

          (h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) All issued and outstanding Acquiring Fund Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

          (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

          (l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

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

          (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code as of and since its first taxable year, has been a RIC under the Code at all times since the end of its first taxable year when it so qualified, and qualifies and shall continue to qualify as a RIC under the Code.

          (o) Immediately before the Reorganization, not more than 25 percent of the value of the total assets of the Acquiring Fund will be invested in the stock or securities of any one issuer, and not more than 50 percent of the value of the Acquiring Fund will be invested in the stock or securities of five or fewer issuers.

          (p) The Acquiring Fund is aware of no information that would indicate that (i) the Acquiring Fund has, or ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in the Acquiring Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) the Acquiring Fund satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of such regulations.

          (q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities law.

          (r) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2004 (or such other date as the parties may agree to in writing).

     5.3 INVESTMENT REPRESENTATION. The Selling Trust and the Selling Fund covenant that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

     5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

     5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund. The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Selling Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

     5.9 LIABILITY INSURANCE. LSAAM, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such.

     5.10 BEST EFFORTS. Each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Selling Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Foley & Lardner, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Trust is a statutory trust validly existing under the laws of the State of Delaware.

          (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

          (e) The Registration Statement has been declared effective by the Commission, and to such counsel's knowledge no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

          (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's agreement and declaration of trust or bylaws.

          (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Selling Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

          (a) The Selling Trust is a statutory trust validly existing under the laws of the State of Delaware.

          (b) To such counsel's knowledge, and without any independent investigation, the Selling Trust is registered as an open-end management investment company under the 1940 Act and such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Selling

Fund under the federal laws of the United States or the laws of Delaware for the exchange of the Selling Fund's assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made.

          (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Trust's agreement and declaration of trust or bylaws, as applicable (assuming shareholder approval has been obtained).

          (f) To such counsel's knowledge, and without any independent investigation, the Selling Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Selling Fund.

                                  ARTICLE VIII

           FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE
                         ACQUIRING FUND AND SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's agreement and declaration of trust and bylaws, applicable Delaware law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on or before the Closing Date

(computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under
Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward). Further, each of the Acquiring Fund and Selling Fund will have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since its inception, including the last short taxable period of the Selling Fund ending on the Closing Date and taxable quarter of the Acquiring Fund that includes the Closing Date.

     8.6 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

     8.7 The Acquiring Trust and the Selling Trust shall have received an opinion of Vedder, Price, Kaufman & Kammholz, P.C. addressed to each of the Acquiring Fund and the Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

          (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in complete dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund;

          (c) no gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

          (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization;

          (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization; and

          (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz, P.C. may reasonably request, and each of the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

                                   ARTICLE IX

                                    EXPENSES

     9.1 The Selling Fund will pay the expenses associated with its participation in the Reorganization to the extent it is reimbursed by LSAAM or an affiliate of LSAAM for such expenses. Otherwise, the Funds will pay no expenses associated with their participation in the Reorganization. LSAAM or an affiliate of LSAAM will pay the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent trustees of the Selling Trust, and the Acquiring Fund's investment adviser or an affiliate thereof will pay the Acquiring Fund's Reorganization expenses. LSAAM has separately entered into an agreement with the Acquiring Fund's investment adviser to set forth how the Funds' Reorganization expenses will be allocated. Pursuant to such agreement, LSAAM or an affiliate will reimburse the Selling Fund for expenses associated with the preparation and filing of the Proxy Materials, and the Acquiring Fund's investment adviser or an affiliate thereof will pay the legal fees incurred by the Acquiring Fund associated with the preparation and filing of the Proxy Materials. The Acquiring Fund's investment adviser or an affiliate thereof will pay (a) all costs associated with the proxy solicitation, including but not limited to postage, printing, mailing and tabulation costs, subject to a cap of $8,500, beyond which LSAAM or an affiliate will pay such costs; and (b) brokerage costs payable by the Selling Fund in connection with the realignment of its portfolio pursuant to paragraph 1.2 hereof and brokerage costs associated with any necessary realignment of the Acquiring Fund's portfolio following the Reorganization.

     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                    ARTICLE X

                                 INDEMNIFICATION

     10.1 The Acquiring Trust agrees to indemnify and hold harmless the Selling Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     10.2 The Selling Trust agrees to indemnify and hold harmless the Acquiring Trust, its trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Selling Trust or the Selling Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE XI

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X, the obligations of the Acquiring Fund and the Selling Fund in paragraph 5.6 and the obligations of LSAAM in paragraph 5.9 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XII

                                   TERMINATION

     12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

          (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

     12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or the Selling Trust, or their respective board members or officers, to the other party or its board members or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

     12.3 The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

                                  ARTICLE XIII

                                   AMENDMENTS

     13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective board members; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                   ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the agreement and declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Acquiring Trust's agreement and declaration of trust.

     14.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the Selling Trust's agreement and declaration of trust.

                                   ARTICLE XV

                                     NOTICES

     15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, 3100 Sanders Road, Suite J5B, Northbrook, Illinois 60062,
Attention: Bruce Teichner, or to the Acquiring Trust, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, Attention: Jim Coppedge, with a copy to Richard
T. Choi, Foley & Lardner, 3000 K Street, Suite 500, Washington, D.C. 20007 or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                           AIM VARIABLE INSURANCE FUNDS

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title: President

ACKNOWLEDGED:

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                           LSA VARIABLE SERIES TRUST

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title: President

ACKNOWLEDGED:

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                           The Undersigned is a party to this
                                           Agreement for the purposes of
                                           paragraphs 5.9 and 9.1 only:

                                           LSA ASSET MANAGEMENT LLC

                                           By:
                                              ----------------------------------
                                           Name:
                                           Title:

ACKNOWLEDGED:

By:
   ---------------------------------
Name:
     -------------------------------
Title:
      ------------------------------

                                                                       EXHIBIT B

                         MANAGEMENT'S DISCUSSION OF THE
                     AIM V.I. BASIC VALUE FUND'S PERFORMANCE
                      (FISCAL YEAR ENDED DECEMBER 31, 2002)

BEAR MARKET PERSISTS THROUGHOUT FISCAL YEAR

     AIM V.I. Basic Value Fund delivered negative returns for the year ending December 31, 2002, as the three-year downturn continued on Wall Street. AIM V.I. Basic Value Fund Series I shares returned -22.15%, and Series II shares -22.34%. The Russell 1000 Value Index, an index measuring the performance of funds with the same investment strategy, returned -15.52%.

     Major market indexes also ended the fiscal year with negative returns comparable to fund performance. The Russell 1000 Index returned -21.65%, the Lipper Large Cap Value Fund Index returned -19.68%, and the S&P 500 returned -22.09%.

RELEVANT MARKET CONDITIONS

     The year 2002 was a severe disappointment. While we successfully avoided most of the bear market during the past few years, even the undervalued stocks in AIM V.I. Basic Value Fund's portfolio came under attack in the latter part of 2002. With every sector of the S&P 500 losing value, the decline was too broad-based to avoid. The unwinding of financial bubbles is always painful, but the process also creates opportunities for patient investors. At fiscal year-end, investors were concerned about everything: economic growth, consumer spending, weakening credit, accounting fraud, corporate dishonesty, the fairness of capital markets, war, terrorism, and the simple fear of losing more money in the stock market.

     By contrast, a few years ago, the investing and economic atmosphere was characterized by a general euphoria, a stronger economy, and rising stock prices. In that environment investors were seeking risk and equity exposure when the risk of a permanent loss of capital was, in fact, very high, and it is likely that capital losses experienced in the technology sector and other overvalued areas of the market during the past few years are in fact permanent. Thankfully our valuation discipline identified these risks well in advance, and we were not hard hit when the technology sector unraveled.

     Following one of the most severe bear markets in history, we believe the risk of a permanent loss of capital is now much lower.

FUND STRATEGIES AND TECHNIQUES

     In the current environment, we have resisted the temptation to build a defensive portfolio for short-term gain. As always, we have remained focused on creating long-term value for our shareholders. As a result, we have been more active in 2002 than is typical - adding many market leaders that were significantly undervalued such as Walt Disney, Omnicom, Applied Materials, Safeway, Merrill Lynch, Wyeth, and Bank of New York among others.

     By taking advantage of recent price declines, we believe we were able to increase the intrinsic value of the portfolio even as the market value of our holdings has declined.

     We manage the fund based on the philosophy that business value is separate from but eventually determines market value. Our goal is to grow your capital by investing primarily in U.S. companies that are significantly undervalued on an absolute basis. The AIM V.I. Basic Value Fund philosophy recognizes businesses have an intrinsic value that is independent of the market, stock prices are more volatile than business values, investors regularly overreact to negative news and a long-term horizon is required to profit from market volatility.

     When the stock market is viewed through this intrinsic-value lens, it becomes clear that investment risk has little to do with historical prices and popular volatility measures. In fact, we believe that risk is often inversely related to price. This creates a paradox: investment risk may, in fact, be low precisely where it appears high. We think this is the case with Tyco and other controversial but significantly undervalued stocks that we have been buying.

     We think a compelling opportunity may be forming in the equity markets based on the following:

     - Many risks are recognized and already factored into recent stock prices.

     - Business values are largely stable despite significantly lower stock prices.

     - The economy is predicted to recover within our two to three year investment horizon, just as it has in every previous business cycle.

     - We own many quality businesses selling at a substantial discount to intrinsic value.

     - The fund has a near record discount between year-end market value and our estimate of portfolio intrinsic value. A few stocks of particular interest include:

     - Omnicom is a leading holding for the fund and was a top performer during 2002. We had the opportunity to buy this high-quality advertising and marketing firm when it was temporarily depressed by mid-year accounting worries. Our research continues to indicate a solid market position, strong cash flows, as well as an attractive growth rate and valuation.

     - Tyco International is now under new management, and is working to move beyond the controversy associated with its former CEO. The company is now the fund's largest holding. Although the Tyco stock price plunged during the year, its financial health has begun to stabilize and cash flows continue to be attractive relative to the company's market value.

     - Computer Associates is one of the world's largest software companies, offering more than 800 products. We believe recent price declines represent a compelling investment opportunity for investors willing to look past negative headlines to focus on the substantial and stable cash flow the company continues to produce. This cash flow illustrates the company's powerful market position and is the foundation of our intrinsic value estimate.

PORTFOLIO COMPOSITION
as of 12/31/02, based on total net assets

TOP 10 EQUITY HOLDINGS

1.    Tyco International Ltd. (Bermuda)  4.0%
2.    Waste Management, Inc.             3.1
3.    Gap, Inc. (The)                    3.1
4.    Omnicom Group Inc.                 2.9
5.    Ensco International Inc.           2.9
6.    Computer Associates Intl., Inc.    2.8
7.    H&R Block, Inc.                    2.8
8.    Freddie Mac                        2.7
9.    Citigroup Inc.                     2.6
10.   First Data Corp.                   2.5

TOP 10 INDUSTRIES

1.    Diversified Financial Services    13.6%
2.    Oil & Gas Drilling                 6.8
3.    Banks                              6.3
4.    Advertising                        5.0
5.    Property & Casualty Insurance      4.8
6.    Data Processing Services           4.4
7.    Building Products                  4.1
8.    Industrial Conglomerates           4.0
9.    Diversified Commercial Services    3.8
10.   Food Retail                        3.5

     THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE, AND THERE IS NO ASSURANCE THAT THE FUND WILL CONTINUE TO HOLD ANY PARTICULAR SECURITY.

RESULTS OF A $10,000 INVESTMENT
9/10/01-12/31/02
Index data from 8/31/01-12/31/02


                                                                                              LIPPER LARGE
INDEX PERFORMANCE       VI BASIC VALUE --                                  RUSSELL 1000       CAP VALUE
IS FROM 8/30/01         SERIES I               RUSSELL 1000    S&P 500     VALUE              FUND IX
 9/10/2001                 10000                10000          10000          10000            10000
 9/30/2001                  9210                 9152           9193           9296             9220
10/31/2001                  9270                 9342           9369           9216             9280
11/30/2001                  9950                10062          10087           9752             9875
12/31/2001                 10263                10169          10176           9982            10024
 1/31/2002                 10183                10040          10027           9905             9838
 2/28/2002                  9992                 9840           9834           9921             9784
 3/31/2002                 10723                10245          10204          10390            10216
 4/30/2002                 10342                 9658           9585          10034             9781
 5/31/2002                 10292                 9573           9515          10084             9793
 6/30/2002                  9281                 8866           8838           9505             9111
 7/31/2002                  8289                 8210           8149           8621             8324
 8/31/2002                  8430                 8253           8202           8686             8379
 9/30/2002                  7418                 7367           7312           7721             7411
10/31/2002                  7888                 7979           7954           8293             7955
11/30/2002                  8509                 8446           8422           8815             8453
12/31/2002                  7990                 7967           7928           8432             8051


Source: Lipper, Inc.

     PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS.

FUND RETURNS

                             AVERAGE ANNUAL TOTAL RETURNS
               -------------------------------------------------------
               Series I Shares
                 Inception (9/10/01)                         (15.78)%
                 1 Year                                      (22.15)

     AIM Variable Insurance Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual annuity values. They do not reflect expenses and fees at the separate-account level. These expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Series I and Series II share classes invest in the same portfolio of securities and will have substantially similar performance, except to the extent that expenses borne by each share class differ.

     AIM V.I. Basic Value Fund is for shareholders who seek long-term growth of capital by investing in stocks of companies that undervalued in relation to long-term earning power or other factors.

     Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of general stock market performance. The fund will no longer measure its performance against the Russell 1000 Fund Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, the Russell 1000 Value Fund Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Large-Cap Value Fund Index, is included for comparison to a peer group.

     The unmanaged Russell 1000 Value Index measures the performance of Russell 1000 companies with lower price/book ratios and lower forecasted growth values. The unmanaged Russell 1000 Index is an index of common stocks that measures performance of the largest 1,000 U.S. companies based on market capitalization. The unmanaged Lipper Large-Cap Value Fund Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

     The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

     An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

     Had the advisor not waived fees and/or absorbed fund expenses over the reporting period, returns would have been lower.

     In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

     DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

IN CLOSING

     We have been disappointed in both our absolute and our relative performance this fiscal year, but we remain convinced of the effectiveness of our value investment discipline. We realize how disturbing recent market volatility has been. We hope you will share our patience.

                                                                       EXHIBIT C

                         MANAGEMENT'S DISCUSSION OF THE
                       LSA BASIC VALUE FUND'S PERFORMANCE
                      (FISCAL YEAR ENDED DECEMBER 31, 2002)

LSA VARIABLE SERIES TRUST BASIC VALUE FUND
ADVISED BY: A I M CAPITAL MANAGEMENT, INC.

PERFORMANCE REVIEW

     During the 12-months ending December 31, 2002, the LSA Basic Value Fund returned -21.70%. The fund slightly outperformed its benchmark, the S&P 500 Index, which posted a return of -22.10% for the same period. The U.S. Equity markets have experienced the worst bear market in over 70 years and continue to be challenged. All ten sectors within the S&P posted large declines for the year.

     Strong stock selection in the Consumer Discretionary, Energy, and Health Care sectors and an underweight position in the Information Technology sector contributed positively to relative performance. An overweight position in Industrials, specifically the commercial services industry, detracted from relative performance. Market sensitive industries, such as diversified financials, also contributed to poor relative performance. Poor stock selection in the Consumer Staples sector also hurt relative performance.

     Rather than constantly shifting the portfolio to take advantage of minor and relatively uncertain near-term opportunities, fund managers concentrated on major long-term trends. The Fund's investment approach, which is rooted in the belief that companies have a measurable value independent of the market and based on cash flows generated by the business, has led managers to many compelling opportunities. Managers' estimates of the portfolio's discount to intrinsic value continued to be favorable, suggesting a compelling risk-reward opportunity over the next few years. Managers remain confident about the fund given the opportunities presented by the dramatic decline in market values, the durability of business values, and the upside potential and diversification of the existing portfolio.

OUTLOOK

     Economic indicators have already begun to show signs of stabilization and point to an impending economic recovery. The Federal Reserve Board (the "Fed") continued in an accommodative mode, lowering the Fed Funds rate in November to 1.25%, the lowest rate in forty years. This low interest rate environment should help to sustain strength in consumer spending, providing continued support for Gross Domestic Product ("GDP") growth. Corporate profits have shown signs of improvement on a year over year basis. New tax reforms, including ending the double taxation of dividends, if passed, may provide much-needed economic stimulus. We expect U.S. GDP to expand in 2003 and the market to advance in anticipation of this improving environment.

     THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF A I M CAPITAL MANAGEMENT, INC., THE FUND'S ADVISER, AND DO NOT NECESSARILY REPRESENT THE VIEWS OF LSA VARIABLE SERIES TRUST OR THE TRUST'S MANAGER, LSA ASSET MANAGEMENT, LLC. SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS. FURTHERMORE, SUCH VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS AN INDICATION OF ANY FUND'S TRADING INTENT.

INVESTMENT PERFORMANCE

[CHART]

    GROWTH OF A $10,000 INVESTMENT IN BASIC VALUE FUND, AND THE S&P 500 INDEX

                  BASIC VALUE FUND     S&P 500 INDEX
8/14/2001                $  10,000         $  10,000
8/31/2001                $   9,730         $   9,559
9/30/2001                $   8,450         $   8,787
10/31/2001               $   8,630         $   8,955
11/30/2001               $   9,340         $   9,642
12/31/2001               $   9,631         $   9,726
1/31/2002                $   9,561         $   9,584
2/28/2002                $   9,381         $   9,399
3/31/2002                $  10,071         $   9,753
4/30/2002                $   9,721         $   9,162
5/31/2002                $   9,671         $   9,095
6/30/2002                $   8,711         $   8,447
7/31/2002                $   7,811         $   7,789
8/31/2002                $   7,941         $   7,840
9/30/2002                $   6,981         $   6,988
10/31/2002               $   7,431         $   7,603
11/30/2002               $   8,041         $   8,050
12/31/2002               $   7,541         $   7,577

                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2002

                                                SINCE INCEPTION    VALUE OF A $10,000 INVESTMENT
                                    ONE YEAR        8/14/01                AS OF 12/31/02
-------------------------------------------------------------------------------------------------
Basic Value Fund                    (21.70)%        (18.45)%                  $ 7,541
S&P 500 Index                       (22.10)%        (18.17)%                  $ 7,578

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT CHARGES INCURRED AT THE SEPARATE INVESTMENT ACCOUNT LEVEL. THE MARKET INDEX SHOWN ABOVE IS UNMANAGED AND DOES NOT INCUR EXPENSES. TOTAL RETURNS ASSUME REINVESTMENT OF DIVIDENDS.

                                                                       EXHIBIT D

                FINANCIAL HIGHLIGHTS OF AIM V.I. BASIC VALUE FUND

     The financial statements should be read in conjunction with the disclosures, included in this Proxy Statement/Prospectus under the heading "CERTAIN CIVIL PROCEEDINGS AND LAWSUITS," related to certain events which occurred after the financial statements were issued.

                                                                                              SEPTEMBER 10,
                                                                                               2001 (DATE
                                                                                               OPERATIONS
                                                     SIX MONTHS           YEAR ENDED          COMMENCED) TO
                                                        ENDED             DECEMBER 31,         DECEMBER 31,
                                                    JUNE 30, 2003            2002                 2001
                                                    -------------        -------------        -------------
Net asset value, beginning of period                $        7.98        $       10.25        $       10.00
                                                    -------------        -------------        -------------
Income from investment operations:
  Net investment income                                      0.00                 0.02(a)              0.01
  Net gains (losses) on securities (both realized
    and unrealized)                                          1.05                (2.29)                0.25
                                                    -------------        -------------        -------------
   Total from investment operations                          1.05                (2.27)                0.26
Less distributions from net investment income                  --                (0.00)               (0.01)
                                                    -------------        -------------        -------------
Net asset value, end of period                      $        9.03        $        7.98        $       10.25
===========================================================================================================
Total return(b)                                             13.16%              (22.15)%               2.63%
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $     174,075        $      97,916        $      19,638
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                1.02%(c)             1.16%                1.27%(d)
  Without fee waivers and expense reimbursements             1.02%(c)             1.16%                2.61%(d)
Ratio of net investment income to average net                0.18%                0.28%(d)
  assets                                                     0.02%(c)
===========================================================================================================
Portfolio turnover rate(e)                                     12%                  22%                   4%
===========================================================================================================

----------
(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are annualized and based on average daily net assets of $126,036,179.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

AIM VARIABLE INSURANCE FUNDS
AIM V.I. BASIC VALUE FUND
(SERIES I SHARES)
Supplement dated January 16, 2004
to the Prospectus dated May 1, 2003
as supplemented December 5, 2003 and December 16, 2003
This supplement provides additional information concerning the matters discussed in the supplement dated December 16, 2003 (the "Prior Supplement"). Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, prior to November 25, 2003, the investment advisor to the INVESCO Funds. As discussed in the Prior Supplement, on December 2, 2003 each of the Securities Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO, and on December 2, 2003 the State of Colorado filed civil proceedings against INVESCO. The civil proceedings allege that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. In addition to these civil proceedings, the SEC and NYAG have issued subpoenas and requested information from AIM relating to market timing activity by certain investors in the AIM Funds. The independent trustees of the AIM/INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management's outside counsel. AMVESCAP recently found, in its ongoing review, situations in which the procedures designed to guard against the potential adverse impact of frequent trading and illegal late trading through intermediaries were not completely effective. These findings were based, in part, on an extensive economic analysis by outside experts who examined the impact of these activities. In light of these findings, AMVESCAP has agreed that any AIM or INVESCO Fund harmed by the activities of accommodated market timers will receive full restitution. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and INVESCO's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry. AMVESCAP has informed regulators of its most recent findings and is seeking to resolve both the pending enforcement actions against INVESCO and the ongoing investigations with respect to AIM.

The Prior Supplement identifies multiple lawsuits that have been filed against certain INVESCO Funds, AIM Funds, INVESCO, A I M Management Group
Inc., the parent of AIM, AMVESCAP and certain related
C:\WINNT\Temporary Internet Files\OLK529\VIBAS1.doc
011604 (2) skb
parties, primarily based upon
the allegations in the complaints described above, and that have been served as of December 16, 2003. The following list identifies additional lawsuits that have been served as of January 15, 2004:
  Steven B. Ehrlich, et al., v. INVESCO Advantage Health Sciences Fund, et al., in the United States District Court, District of Colorado (Civil
Action No. 03-N-2559), filed on December 17, 2003.
  Joseph R. Russo, Individually and On Behalf of All Others Similarly Situated,
v. INVESCO Advantage Health Sciences Fund, et al., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003.
  Miriam Calderon, Individually and On Behalf of All Others Similarly Situated,
v. AMVESCAP, PLC, et al., in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003.
  Pat B. Gorsuch and George L. Gorsuch v. INVESCO Funds Group, Inc. and A I
M Advisors, Inc., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.
The Ehrlich and Gorsuch lawsuits allege a variety of theories of recovery and seek a variety of remedies, which are generally identified in the Prior Supplement. The Calderon lawsuit alleges as a theory of recovery the violation of various provisions of the Employee Retirement Income Security
Act ("ERISA") and seeks as a remedy various corrective measures under ERISA, among other remedies identified in the Prior Supplement. The Gorsuch lawsuit seeks as a remedy that the advisory agreement with AIM be rescinded and/or declared unenforceable or void and that all advisory fees received during the past year be refunded, among other remedies identified in the Prior
Supplement. More detailed information regarding each of the cases identified above is provided in each fund's statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AIM, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

AIM VARIABLE INSURANCE FUNDS
AIM V.I. BASIC VALUE FUND
(SERIES I SHARES)
Supplement dated December 16, 2003 to the Prospectus dated May 1, 2003 as supplemented December 5, 2003
This supplement supercedes and replaces in its entirety, the supplement dated December 5, 2003. An Agreement and Plan of Reorganization which provides for the redomestication of each series of the INVESCO Variable Investment Funds, Inc. as funds of AVIF (the "Redomestication") has been approved by the Board of Trustees of AVIF. The Board of Trustees of AIM Variable Insurance Funds ("AVIF"), on behalf of AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. New Technology Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund (the "AVIF Funds"), voted to request shareholders to approve the following items that will affect one or more of the AVIF Funds:
- The Election of sixteen trustees to the Board of Trustees of AVIF; and
- To transact such other business as may properly come before the Special Meeting or any adjournment thereof.
The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO Funds Group, Inc., with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations. The Board of Trustees of AVIF has called a meeting of AVIF's shareholders to be held on or about March 26, 2004 to vote on these and other proposals. Only shareholders of record as of the close of business on January 9, 2004 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 30, 2004. Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.
On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the

Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the INVESCO Funds has been named as a defendant in any of these proceedings. The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that S:\Supp\12-15-03\VIBAS1.doc 121503 (1) ehb S:\Supp\12-15-03\VIBAS1.doc 121503
(1) ehb Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief. The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief. No relief is being sought against either your Fund or any of the INVESCO Funds in any of these proceedings. If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain INVESCO Funds, AIM Funds, INVESCO, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution, rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of the date of this supplement:
 - JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action Number 03-F-2456), filed on December 4, 2003.
 - JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on
December 5, 2003.
 - L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.
 - EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. S:\Supp\12-15-03\VIBAS1.doc
121503 (1) ehb
 - RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.
More detailed information regarding each of the cases identified above is provided in each fund's statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information. As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

                          AIM VARIABLE INSURANCE FUNDS

                         AIM V.I. AGGRESSIVE GROWTH FUND
                             AIM V.I. BALANCED FUND
                            AIM V.I. BASIC VALUE FUND
                             AIM V.I. BLUE CHIP FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                            AIM V.I. CORE EQUITY FUND
                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                            AIM V.I. HIGH YIELD FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                        AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                          AIM V.I. NEW TECHNOLOGY FUND
                          AIM V.I. PREMIER EQUITY FUND

                                (SERIES I SHARES)

                       Supplement dated December 16, 2003
to the Prospectus dated May 1, 2003 as supplemented June 12, 2003, August 18, 2003, August 20, 2003, November 20, 2003, December 5, 2003 and December 12, 2003


This supplement supercedes and replaces in their entirety, the supplements dated December 5, 2003 and December 12, 2003.

An Agreement and Plan of Reorganization which provides for the redomestication of each series of the INVESCO Variable Investment Funds, Inc. as funds of AVIF (the "Redomestication") has been approved by the Board of Trustees of AVIF. The Board of Trustees of AIM Variable Insurance Funds ("AVIF"), on behalf of AIM V.I. Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. High Yield Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. New Technology Fund, AIM V.I. Premier Equity Fund and AIM V.I. Small Cap Equity Fund (the "AVIF Funds"), voted to request shareholders to approve the following items that will affect one or more of the AVIF Funds:

-    The Election of sixteen trustees to the Board of Trustees of AVIF;

- The reorganization of the AIM V.I. Global Utilities Fund into INVESCO VIF-Utilities Fund, a series of INVESCO Variable Investment Funds, Inc.;

- The reorganization of the AIM V.I. New Technology Fund into INVESCO VIF-Technology Fund, a series of INVESCO Variable Investment Funds, Inc.; and

- To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposed Redomestication relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO Funds Group, Inc., with respect to its North American mutual fund operations. AMVESCAP has recommended simplifying the organizational structure of the funds within The AIM Family of Funds(R) (the "AIM Funds") and the INVESCO Family of Funds (the "INVESCO Funds") so that they are all organized as Delaware statutory trusts, using as few entities as practicable. This change should provide these Funds with greater flexibility in conducting their business operations.

The Board of Trustees of AVIF has called a meeting of the AVIF's shareholders to be held on or about March 26, 2004 to vote on these and other proposals. Only shareholders of record as of the close of business on January 9, 2004 are entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about April 30, 2004.

Effective December 12, 2003, the following information replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - AIM V.I. BALANCED FUND" on page 31 of the prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

          - Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was vice president and portfolio manager with Van Kampen American Capital Asset Management, Inc.

          - R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.

          - Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

          - Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.

          - Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was portfolio manager for American Indemnity Company.

          - Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.

               They are assisted by the Basic Value and Investment Grade Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com)."

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP. Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC proceeding, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC alleges violations of
Section 17(a) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers act of 1940, and Sections 34(b) and 36(a) of the Investment Company Act of 1940. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG proceeding, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG proceeding alleges violation of Article 23-A (the "Martin Act") and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

The Colorado proceeding, filed in the Colorado District Court, in the City and County of Denver, Colorado, is also based on the circumstances described above. The Colorado proceeding alleges violations of Section 6-1-105(1) of the Colorado Consumer Protection Act. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

No relief is being sought against either your Fund or any of the INVESCO Funds in any of these proceedings.

If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

In addition to the complaints described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain INVESCO Funds, AIM Funds, INVESCO, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution, rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. The following list identifies such lawsuits that have been served as of the date of this supplement:

     - JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, District of Colorado (Civil Action Number 03-F-2456), filed on December 4, 2003.

     - JOEL GOODMAN V. INVESCO FUNDS GROUP, INC., ET AL., in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003.

     -    L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC.
          V. AMVESCAP PLC, INVESCO, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003.

     - EDWARD LOWINGER AND SHARON LOWINGER V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, ET AL., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003.

     - RICHARD RAVER V. INVESCO FUNDS GROUP, INC., ET AL., in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003.

More detailed information regarding each of the cases identified above is provided in each fund's statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

AIM V.I. BASIC VALUE FUND

May 1, 2003

SERIES I SHARES

Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Basic Value Fund seeks to provide long-term growth of capital.

This prospectus contains important information about the Series I class shares ("Series I shares") of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                                                     [AIM INVESTMENTS (SM) LOGO]

                                                  YOUR GOALS. OUR SOLUTIONS.(SM)

                            AIM V.I. BASIC VALUE FUND

TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND STRATEGIES                            1
----------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND                       1
----------------------------------------------------------------

PERFORMANCE INFORMATION                                        2
----------------------------------------------------------------

Annual Total Returns                                           2

Performance Table                                              3

FEE TABLE AND EXPENSE EXAMPLE                                  4
----------------------------------------------------------------
Fees and Expenses of the Fund                                  4

Expense Example                                                4

FUND MANAGEMENT                                                5
----------------------------------------------------------------

The Advisor                                                    5

Advisor Compensation                                           5

Portfolio Managers                                             5

OTHER INFORMATION                                              6
----------------------------------------------------------------

Purchase and Redemption of Shares                              6

Pricing of Shares                                              6

Taxes                                                          6

Dividends and Distributions                                    6

Share Classes                                                  6

FINANCIAL HIGHLIGHTS                                           7
----------------------------------------------------------------

OBTAINING ADDITIONAL INFORMATION                      Back Cover
----------------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

INVESTMENT OBJECTIVE AND STRATEGIES

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

   The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.

   The fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

   In selecting investments, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

   In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

   A larger position in cash or cash equivalents could also detract from the achievement of the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

   Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

   To the extent the fund holds cash or cash equivalents rather than equity or long-term fixed income securities for risk management, the fund may not achieve its investment objective.

   If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

PERFORMANCE INFORMATION

The bar chart and table shown below provides an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Performance shown assumes the reinvestment of dividends and capital gains. The bar chart and performance table shown below do not reflect charges at the separate account level; if they did, the performance shown would be lower.

[CHART]

ANNUAL TOTAL RETURNS

THE FOLLOWING BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S SERIES I SHARES.

12/31/02                 -22.15%

   During the period shown in the bar chart, the highest quarterly return was 7.69% (quarter ended December 31, 2002) and the lowest quarterly return was -20.06% (quarter ended September 30, 2002).

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of unmanaged broad-based securities market indices, style-specific indices and peer-group indices.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED                                      SINCE        INCEPTION
 DECEMBER 31, 2002)                       1 YEAR          INCEPTION        DATE
----------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                 (22.15)%        (15.78)%         09/10/01

Standard & Poor's 500 Index(1)            (22.09)%        (15.99)%(2)      08/31/01(2)

Russell 1000(R) Index(3)                  (21.65)%        (15.67)%(2)      08/31/01(2)

Russell 1000(R) Value Index(4)            (15.52)%        (12.01)%(2)      08/31/01(2)

Lipper Large-Cap Value Fund Index(5)      (19.68)%        (15.00)%(2)      08/31/01(2)

(1) The Standard & Poor's 500 Index is an index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has elected to use the S&P 500 Index as its broad-based index rather than the Russell 1000(R) Index since the S&P 500 Index is such a widely recognized gauge of U.S. stock market performance. The fund has also included the Russell 1000(R) Value Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer-group.

(2) The average annual total return given is since the date closest to the inception date of the fund's Series I shares.

(3) The Russell 1000(R) Index is a widely recognized index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(4) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(5) The Lipper Large-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Value category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.

FEE TABLE AND EXPENSE EXAMPLE

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds, or redeems interest in a separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM
 YOUR INVESTMENT)                           SERIES I SHARES
-----------------------------------------------------------
Maximum Sales Charge (Load)                       None

Maximum Deferred Sales Charge (Load)              None

ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1)

(EXPENSES THAT ARE DEDUCTED
 FROM FUND ASSETS)                          SERIES I SHARES
-----------------------------------------------------------
Management Fees                                   0.73%

Other Expenses                                    0.43

Total Annual Fund Operating Expenses              1.16

Net Expenses                                      1.16

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2002 and are expressed as a percentage of fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The example does not assume that any fund expense waiver or reimbursement arrangements are in effect for the periods indicated. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES I SHARES              1 YEAR    3 YEARS     5 YEARS      10 YEARS
-------------------------------------------------------------------------
AIM V.I. Basic Value Fund    $  118    $   368     $   638      $   1,409

FUND MANAGEMENT

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

   The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2002, the advisor received compensation of 0.73% of the fund's average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the fund's portfolio are as follows:

(-) Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager for Van Kampen American Capital Asset Management, Inc.

(-) R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student. From 1993 to 1997, he worked as a CPA for Deloitte & Touche.

(-) Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since its inception in 2001 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Portfolio Manager for American Indemnity Company.

(-) Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager for Luther King Capital Management.

They are assisted by the Basic Value Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

   Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. Due to differences in tax treatment and other considerations, the interests of variable contract owners investing in separate accounts investing in the fund, and the interests of plan participants investing in the fund, may conflict.

   Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. The Board of Trustees of the fund will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the customary trading session of the NYSE on each day the NYSE is open for business, or any earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of participating life insurance companies.

   At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan". This prospectus relates to the Series I class shares.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

   The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

   The table shows the financial highlights for a share of the fund outstanding during the fiscal year (or period) indicated.

   This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                       SEPTEMBER 10, 2001
                                                                                        (DATE OPERATIONS
                                                                       YEAR ENDED         COMMENCED)TO
                                                                       DECEMBER 31,        DECEMBER 31,
                                                                          2002                2001
                                                                       ------------    ------------------
Net asset value, beginning of period                                    $  10.25           $   10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                    0.02(a)             0.01
---------------------------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)         (2.29)               0.25
---------------------------------------------------------------------------------------------------------
      Total from investment operations                                     (2.27)               0.26
---------------------------------------------------------------------------------------------------------
Less distributions from net investment income                              (0.00)              (0.01)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $   7.98           $   10.25
=========================================================================================================
Total return(b)                                                           (22.15)%             2.63%
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                $ 97,916           $  19,638
=========================================================================================================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursements                              1.16%(c)            1.27%(d)
---------------------------------------------------------------------------------------------------------
   Without fee waivers and expense reimbursements                           1.16%(c)            2.61%(d)
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                        0.18%(c)            0.28%(d)
=========================================================================================================
Portfolio turnover rate                                                       22%                  4%
=========================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c) Ratios are based on average daily net assets of $59,788,335.
(d) Annualized.

OBTAINING ADDITIONAL INFORMATION

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

   If you wish to obtain free copies of the fund's current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

   You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AIM V.I. BASIC VALUE FUND SERIES I
SEC 1940 Act file number: 811-7452

                       STATEMENT OF ADDITIONAL INFORMATION

                            AIM V.I. BASIC VALUE FUND
                    A SERIES OF AIM VARIABLE INSURANCE FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046
                                  713-626-1919

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated January 29, 2004 for the Special Meeting of Shareholders of the LSA Basic Value Fund to be held on March 26, 2004. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the AIM V.I. Basic Value Fund, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or by calling 1-800-410-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

     Further information about the AIM V.I. Basic Value Fund is contained in and incorporated by reference to the Fund's Statement of Additional Information ("SAI") dated September 1, 2003, insofar as it relates to the AIM V.I. Basic Value Fund. No other part of the SAI is incorporated by reference herein. The audited financial statements and related independent auditors' report for the AIM V.I. Basic Value Fund contained in the Annual Report for the fiscal year ended December 31, 2002 are hereby incorporated herein by reference insofar as they relate to the AIM V.I. Basic Value Fund. The unaudited financial statements for the AIM V.I. Basic Value Fund contained in the Semi-Annual Report for the period ended June 30, 2003 are hereby incorporated herein by reference insofar as they relate to the AIM V.I. Basic Value Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein. The financial statements should be read in conjunction with the disclosures, included in the Proxy Statement/Prospectus under the heading "CERTAIN CIVIL PROCEEDINGS AND LAWSUITS," related to certain events which occurred after the financial statements were issued.

     Further information about the LSA Basic Value Fund is contained in and incorporated by reference to the Fund's Statement of Additional Information dated May 1, 2003, insofar as it relates to the LSA Basic Value Fund. The audited financial statements and related independent auditors' report for the LSA Basic Value Fund contained in the Annual Report for the fiscal year ended December 31, 2002 are hereby incorporated herein by reference insofar as they relate to the LSA Basic Value Fund. The unaudited financial statements for the LSA Basic Value Fund contained in the Semi-Annual Report for the period ended June 30, 2003 is hereby incorporated herein by reference insofar as they relate to the LSA Basic Value Fund.

     The date of this Statement of Additional Information is January 29, 2004.

                  VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
INTERNET!

Option 1: To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your voting instruction card.

Option 2: Vote on the Internet at www.proxyweb.com and use the control number on the front of your voting instruction card.

Option 3: Return the signed voting instruction card in the enclosed postage prepaid envelope.

                            LSA VARIABLE SERIES TRUST

                              LSA BASIC VALUE FUND

                           [NAME OF INSURANCE COMPANY]

             VOTING INSTRUCTIONS FOR SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 26, 2004

                 THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE
                 BOARD OF TRUSTEES OF LSA VARIABLE SERIES TRUST
                    ON BEHALF OF [NAME OF INSURANCE COMPANY]

     The undersigned instructs [NAME OF INSURANCE COMPANY] to represent and vote the number of share(s) of the LSA Basic Value Fund (the "Fund"), a series of the LSA Variable Series Trust (the "Trust"), represented by the number of votes attributable to the undersigned's variable annuity contract or variable life insurance policy at a Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 26, 2004, and any adjournments thereof, upon the matters properly brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. [NAME OF INSURANCE COMPANY] is directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked below.

     All properly executed voting instructions will be voted as directed herein by the undersigned. If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

     PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

     THESE VOTING INSTRUCTIONS ARE VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

          To approve an Agreement and Plan of Reorganization providing for the transfer of all assets and stated liabilities of the LSA Basic Value Fund to the AIM V.I. Basic Value Fund, in exchange for shares of the AIM V.I. Basic Value Fund, which will be distributed to shareholders of the LSA Basic Value Fund.

                / / For     / / Against      / / Abstain

     The undersigned acknowledges receipt with these voting instructions of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on these voting instructions should be exactly as your name or names appear on these voting instructions. If the shares are held jointly, each owner should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2004


------------------------------          ------------------------------
Signature                               Signature